===========================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: January 16, 2002



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



         California                   File No. 0-19231           68-0166366
(State or other jurisdiction of   (Commission File Number)     (IRS Employer)
Incorporated or organization)                               Identification No.)



    111 Santa Rosa Avenue, Santa Rosa, California                 95404-4905
    (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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



Item 5.  Other Events

Press release for the following (article attached):

         Redwood Empire Bancorp releases fourth quarter 2001 results.










                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            01-16-02
Date:  ---------------             REDWOOD EMPIRE BANCORP
                                        (Registrant)


                                        /s/ James E. Beckwith
                                   By: ----------------------------
                                       James E. Beckwith
                                       Executive Vice President and
                                       Chief Operating Officer

                                                FOR: REDWOOD EMPIRE BANCORP
                                        APPROVED BY: James Beckwith
                                                     EVP/Chief Operating Officer
                                                     (707) 522-5215

For Immediate Release

                      REDWOOD EMPIRE BANCORP REPORTS RECORD
                  FOURTH QUARTER AND FULL YEAR 2001 NET INCOME

SANTA ROSA, Calif. (January 16, 2002) -- Redwood Empire Bancorp (NASDAQ: REBC) today reported record net income of $1,920,000 or $.52 per diluted share for its fourth quarter ended December 31, 2001. This compares with net income of $1,719,000 or $.39 per diluted share for the fourth quarter a year ago. Return on common equity was 29.02% in the fourth quarter as compared with 19.76% in the same quarter a year ago. Return on assets was 1.68% in the fourth quarter as compared to 1.53% one year ago. For the twelve months ended December 31, 2001 net income was $7,307,000 or $1.91 per diluted share. This compares with net income of $6,466,000 or $1.39 per diluted share, for the twelve months ended December 31, 2000. On September 20, 2001, the Company announced a three-for-two stock split of its outstanding shares of common stock. Earnings per share information for all periods presented give effect to the stock split. "We are extremely pleased with bottom line results," noted James Beckwith, Chief Operating Officer. "Growing our loan portfolio, reducing overhead costs and managing capital continue to be our key objectives," said Beckwith.

         Total loans amounted to $351,649,000 as of December 31, 2001 as compared to $315,101,000 at December 31, 2000, which amounts to a $36,548,000 or 12% increase. Total deposits amounted to $397,412,000 as of December 31, 2001 as compared to $405,333,000 at December 31, 2000. Total assets amounted to $448,742,000 as of December 31, 2001 as compared to $453,439,000 one year ago.

         Net interest income amounted to $4,986,000 in the fourth quarter of 2001, compared to $5,353,000 in the same period in 2000, which represents a $367,000 decrease. Net interest income for the year ended December 31, 2001 was $20,104,000 compared to $20,844,000 in 2000, a decrease of $740,000. The net interest margin was 4.64% and 4.78% for the quarter and twelve months ended December 31, 2001 as compared to 5.10% and 5.08% one year ago. The Company's net interest margin has been negatively impacted by the decline in the general interest rate environment. In addition, the pooled trust preferred debt financing which funded two stock purchase plans had a negative impact of 24 basis points on the net interest margin, when compared with the fourth quarter of 2000, and a negative impact of 21 basis points on a full year basis.

         There was no loan loss provision for the quarters ended December 31, 2001 and December 31, 2000. There was no loan loss provision for the year ended December 31, 2001, versus $150,000 in the prior year. Net charge-offs were $29,000 or .03% (annualized) of average portfolio loans for the quarter as compared to $390,000 or .5% (annualized) one year ago. Net charge-offs were $94,000, or .03% of average portfolio loans for the year ended December 31, 2001 as compared to $407,000 or .12% in 2000. Non-performing assets at December 31, 2001 were $3,176,000 or .7% of total assets, as compared to non-performing assets of $1,960,000, or .4% of total assets, as of December 31, 2000. The allowance for loan losses to nonperforming assets was 239% as of December 31, 2001 as compared to 392% as of December 31, 2000.

         Non-interest income amounted to $1,988,000 for the quarter ended December 31, 2001 as compared to $1,671,000 in the same period in 2000 or a 19% increase. Non-interest income amounted to $6,599,000 for the twelve months ended December 31, 2001 as compared to $6,106,000 one year ago, an increase of $493,000 or 8%. Merchant draft processing revenues declined from $1,768,000 in the fourth quarter of 2000 to $1,310,000 in the fourth quarter of 2001. For the year ended December 31, 2001 merchant draft processing revenues declined $616,000 from $4,856,000 for the year ended December 31, 2000 to $4,240,000 for the year ended December 31, 2001. In the fourth quarter of 2000, a large merchant draft processing contract with an independent sales organization (ISO) expired. For the quarter and year ended December 31, 2000 the Company recorded revenues of $240,000 and $1,400,000 associated with the contract. To help offset the decline in merchant bankcard processing revenue brought about by the expiration of the contract referenced above, the Company has been building its overall merchant draft processing business through direct marketing efforts and new ISO business. Excluding net revenue from merchant bankcard processing, non-interest income grew $775,000 in the fourth quarter of 2001 when compared to the same quarter one year ago and $1,109,000 or 89% for the twelve month period. This increase is primarily attributable to losses recognized in 2000 on loan and investment security sales totaling $584,000 and $171,000, compared to gains recognized in 2001 on investment security sales totaling $112,000. For both years, the majority of the transactions occurred in the fourth quarter.

         Non-interest expense amounted to $3,740,000 for the quarter ended December 31, 2001 as compared to $4,157,000 in the same period one year ago, which represents a decrease of $417,000 or 10%. The decline in non-interest expense is directly attributable to the Company's focus on improving efficiency. The Company's efficiency ratio for the fourth quarter of 2001 amounted to 53.63% as compared to 59.18% one year ago. Non-interest expense amounted to $14,451,000 for the twelve months ended December 31, 2001 as compared to $15,948,000 in the same period one year ago. This represents a decrease of $1,497,000 or 9%. The Company's efficiency ratio was 54.12% for 2001 as compared to 59.18% for 2000. The efficiency ratio for the Company's subsidiary, National Bank of the Redwoods was 49.45% for the quarter ended December 31, 2001 as compared to 55.32% one year ago. For the twelve months ended December 31, 2001, National Bank of the Redwood's efficiency ratio was 50.45% as compared to 55.94% for the same period one year ago.

         For the three and twelve months ended December 31, 2001 the net income of the Company's community banking segment was $1,360,000 and $5,485,000 on revenues of $5,454,000 and $21,421,000. This compares to net income of $792,000 and $4,095,000 and revenues of $4,924,000 and $20,960,000 for the same period one year ago. The segment's 72% quarterly improvement in net income, as compared to the fourth quarter of 2000, is attributable to the loss on sale of loans and investments in the fourth quarter of 2000 discussed above and expense control. The net income of the Company's bankcard segment was $560,000 and $1,822,000 for the quarter and twelve months ended December 31, 2001 versus $927,000 and $2,371,000 in 2000. The decline in the segment's net income is due to a decline in processing revenue and an increase in salary and benefits expenses. The revenue drop is primarily due to expiration of the contract mentioned above. The increase in the unit's salary and benefits expense is due to a build-up in sales development personnel. The merchant bankcard segment's net income comprised 29% and 25% of the Company's consolidated net income for the three and twelve months ended December 31, 2001, compared to 54% and 37% of the Company's consolidated net income for the three and twelve months ended December 31, 2000.

         In January and February 2001 the Board of Directors authorized the repurchase of up to 10% of the Company's total shares outstanding or 427,500 shares in January 2001 and 385,500 shares in February 2001, as adjusted for the three-for-two stock split announced September 20, 2001, of which all shares have been repurchased. In August 2001, the Company announced a third authorization to repurchase an additional 355,500 shares, as adjusted for the three-for-two stock split announced September 20, 2001. To date, 53,308 shares have been repurchased, as adjusted for the three-for-two stock split announced September 20, 2001. Under the repurchase program, the Company plans to purchase shares from time to time on the open market and/or in privately negotiated transactions. The first two repurchase authorizations were funded in part with proceeds received from a $10,000,000 pooled trust preferred securities offering concluded on February 22, 2001. The financing, which qualifies for tier 1 capital treatment, for up to 25% of total tier 1 capital, bears a cost of 10.20% and is due in 30 years.

         Total assets were $448,742,000 at year-end 2001. Common book value per share was $7.53. The Company's Tier 1 capital to average assets ratio was 7.46% as of December 31, 2001.

         Redwood Empire Bancorp, through its principal operating subsidiary, National Bank of the Redwoods, provides diverse financial products and services. The Company offers commercial banking services primarily to businesses and professionals in the North Coast counties of California. The Company's business strategy includes the development of fee-based products and services which will provide insulation to the Company's results from changes in interest rates.

         Except for historical information contained herein, the statements contained in this press release, including statements concerning future increases in the value of Redwood Empire Bancorp stock, are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act or 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Redwood Empire Bancorp's Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended December 31, 2000, and Form 10-Q for the periods ended March 31, 2001, June 30, 2001 and September 30, 2001. Redwood Empire Bancorp disclaims any intent or obligation to update these forward-looking statements.



                               (Tables to follow)

                                              REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                            (Unaudited)
                                (Dollars in thousands except for earnings per share and share data)

                                                                Three Months Ended         Twelve Months Ended
                                                                  December 31,                 December 31,
                                                             2001             2000          2001         2000
                                                        --------------------------------------------------------

Total interest income                                       $7,743           $9,175      $33,555      $35,163
Total interest expense                                       2,757            3,822       13,451       14,319
                                                        --------------------------------------------------------
Net interest income                                          4,986            5,353       20,104       20,844
Provision for loan losses                                        -                -            -          150
                                                        --------------------------------------------------------
Net interest income after provision for loan losses          4,986            5,353       20,104       20,694
                                                        --------------------------------------------------------
Service charges on deposit accounts                            297              285        1,116        1,077
Merchant draft processing, net                               1,310            1,768        4,240        4,856
Loan servicing income                                           69               85          295          272
Other income                                                   312             (467)         948          (99)
                                                         --------------------------------------------------------
   Total noninterest income                                  1,988            1,671        6,599        6,106
                                                        --------------------------------------------------------
Salaries and employee benefits                               2,049            2,265        8,336        8,640
Occupancy and equipment expense                                523              532        2,026        2,040
Other                                                        1,168            1,360        4,089        5,268
                                                        --------------------------------------------------------
   Total noninterest expense                                 3,740            4,157       14,451       15,948
                                                        --------------------------------------------------------
Income before income tax expense                             3,234            2,867       12,252       10,852
Income tax expense                                           1,314            1,148        4,945        4,386
                                                        --------------------------------------------------------
Net income                                                  $1,920           $1,719       $7,307       $6,466
                                                        ========================================================

Basic earnings per share:
  Net income available for common stock shareholders         $0.54           $0.40        $1.97        $1.41
  Weighted average shares (1)                            3,548,000       4,282,500    3,703,000    4,576,500

Diluted earnings per share:
  Net income available for common stock shareholders         $0.52           $0.39        $1.91        $1.39
  Weighted average shares (1)                            3,671,000       4,375,500    3,825,000    4,663,500

Selected Ratios
Annualized Return on Average Total Equity                    29.02%          19.76%       26.41%       17.75%
Annualized Return on Average Total Assets                     1.68%           1.53%        1.63%        1.47%

(1) Adjusted for three-for-two stock split announced September 20, 2001.

                                                                    Selected Balance Sheet
                                                                             Data
                                                                        (In Thousands)
                                                                         (Unaudited)

                                                     December 31,                            December 31,
                                                         2001                                    2000
                                                    ---------------                         ---------------

Total Loans, excluding mortgage loans held for sale       $351,649                                $315,101
Allowance for Loan Losses                                    7,580                                   7,674
Total Assets                                               448,742                                 453,439
Total Deposits                                             397,412                                 405,333
Trust Preferred                                             10,000                                     ---
Common Equity                                               26,687                                  35,459
Nonperforming Assets                                         3,176                                   1,960

                     REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                BUSINESS SEGMENTS
                                   (Unaudited)

                                                               Three Months Ended
                                                                December 31, 2001
                                                --------------------------------------------------
                                                                   (in thousands)
                                                    Community
                                                     Banking                          Bankcard
                                                ------------------                  --------------

Total interest income                                      $7,743                           $ ---
Total interest expense                                      2,755                               2
Interest income (expense) allocation                        (212)                             212
                                                                                    --------------
                                                ------------------
Net interest income                                         4,776                             210
                                                ------------------                  --------------
Provision for loan losses                                     ---                             ---
Service charges on deposit accounts                           297                             ---
Merchant draft processing, net                                ---                           1,310
Loan servicing income                                          69                             ---
Other income                                                  312                             ---
                                                ------------------                  --------------
   Total noninterest income                                   678                           1,310
                                                ------------------                  --------------
Salaries and employee benefits                              1,665                             384
Occupancy and equipment expense                               482                              41
Other                                                       1,014                             154
                                                ------------------                  --------------
   Total noninterest expense                                3,161                             579
                                                ------------------                  --------------
Income before income tax expense                            2,293                             941
Income tax expense                                            933                             381
                                                ------------------                  --------------
Net income                                                 $1,360                            $560
                                                ==================                  ==============

                                                               Three Months Ended
                                                                December 31, 2000
                                                --------------------------------------------------
                                                                   (in thousands)
                                                    Community
                                                     Banking                          Bankcard
                                                ------------------                  --------------

Total interest income                                      $9,175                           $ ---
Total interest expense                                      3,908                            (86)
Interest income (expense) allocation                        (246)                             246
                                                ------------------                  --------------
Net interest income                                         5,021                             332
                                                ------------------                  --------------
Provision for loan losses                                       0                             ---
Service charges on deposit accounts                           285                             ---
Merchant draft processing, net                                ---                           1,768
Loan servicing income                                          85                             ---
Other income                                                (467)                             ---
                                                ------------------                  --------------
   Total noninterest income                                  (97)                           1,768
                                                ------------------                  --------------
Salaries and employee benefits                              1,930                             335
Occupancy and equipment expense                               494                              38
Other                                                       1,182                             178
                                                ------------------                  --------------
   Total noninterest expense                                3,606                             551
                                                ------------------                  --------------
Income before income tax expense                            1,318                           1,549
Income tax expense                                            526                             622
                                                ------------------
                                                                                    --------------
Net income                                                   $792                            $927
                                                ==================                  ==============

                     REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                BUSINESS SEGMENTS
                                   (Unaudited)
                                                               Twelve Months Ended
                                                                December 31, 2001
                                                --------------------------------------------------
                                                                   (in thousands)
                                                    Community
                                                     Banking                          Bankcard
                                                ------------------                  --------------

Total interest income                                     $33,555                           $ ---
Total interest expense                                     13,441                              10
Interest income (expense) allocation                      (1,052)                           1,052
                                                ------------------                  --------------
Net interest income                                        19,062                           1,042
                                                ------------------                  --------------
Provision for loan losses                                     ---                             ---
Service charges on deposit accounts                         1,116                             ---
Merchant draft processing, net                                ---                           4,240
Loan servicing income                                         295                             ---
Other income                                                  948                             ---
                                                ------------------                  --------------
   Total noninterest income                                 2,359                           4,240
                                                ------------------                  --------------
Salaries and employee benefits                              6,838                           1,498
Occupancy and equipment expense                             1,868                             158
Other                                                       3,516                             573
                                                ------------------                  --------------
   Total noninterest expense                               12,222                           2,229
                                                ------------------                  --------------
Income before income tax expense                            9,199                           3,053
Income tax expense                                          3,714                           1,231
                                                ------------------                  --------------
Net income                                                 $5,485                          $1,822
                                                ==================                  ==============

                                                               Twelve Months Ended
                                                                December 31, 2000
                                                --------------------------------------------------
                                                                   (in thousands)
                                                    Community
                                                     Banking                          Bankcard
                                                ------------------                  --------------

Total interest income                                     $35,163                           $ ---
Total interest expense                                     14,298                              21
Interest income (expense) allocation                      (1,155)                           1,155
                                                ------------------                  --------------
Net interest income                                        19,710                           1,134
                                                ------------------                  --------------
Provision for loan losses                                     150                             ---
Service charges on deposit accounts                         1,077                             ---
Merchant draft processing, net                                ---                           4,856
Loan servicing income                                         272                             ---
Other income                                                 (99)                             ---
                                                ------------------                  --------------
   Total noninterest income                                 1,250                           4,856
                                                ------------------                  --------------
Salaries and employee benefits                              7,471                           1,169
Occupancy and equipment expense                             1,878                             162
Other                                                       4,590                             678
                                                ------------------                  --------------
   Total noninterest expense                               13,939                           2,009
                                                ------------------                  --------------
Income before income tax expense                            6,871                           3,981
Income tax expense                                          2,776                           1,610
                                                ------------------                  --------------
Net income                                                 $4,095                          $2,371
                                                ==================                  ==============